Exhibit 10.2



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS OTHERWISE SET FORTH HEREIN AND UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

September 27, 2004                                                             $
                                   ZONES, INC.

                     UNSECURED, SUBORDINATED PROMISSORY NOTE

     Zones, Inc., a Washington corporation (the "Company"), for value received, promises to pay to ____________ (the "Holder") the principal sum of $__________, (the "Principal Amount"), in accordance with the terms of this Note. This Note is one of three notes issued pursuant to that certain Interest Termination and Settlement Agreement, by and among the Company, Christina Corley, Robert Frauenheim, individually and as Trustee of the Robert Frauenheim Declaration of Trust Dated September 17, 1997, and Daniel Frauenheim (the "Interest Holders"), dated September 27, 2004 (the "Settlement Agreement"), and in full cancellation of the Promissory Notes and termination of the Contingent Payments (as defined in the Stock Purchase Agreement). Capitalized terms used but not defined herein shall have the meanings given such terms in that certain Stock Purchase Agreement by and among the Company, the Interest Holders and Christina Corley, as the Seller Representative, dated as of March 31, 2003 (the "Stock Purchase Agreement").

     The following is a statement of the rights of the Holder and the conditions to which this Note is subject, to which the Holder, by the acceptance of this Note, agrees:

1.       Principal Amount and Interest; Payment; Prepayment

     (a) Principal Amount and Interest. Interest shall accrue on the unpaid Principal Amount at the rate of, as of the date of any determination, the greater of (A) the highest "prime rate" published in the "Money Rates" column of The Wall Street Journal on the first business day of the month, plus 1/4%, or
(B) four and one-half percent (4.50%) ("Interest"), measured from the date set forth above. Interest will be computed on the basis of a 365-day year. Subject to the presence or absence of any claim for indemnification or offset pursuant to Article IX of the Stock Purchase Agreement, as described in Section 2 below, the Company will make payments on accrued interest and the outstanding Principal Amount (as it may have been adjusted pursuant to the provisions hereof) in accordance with the payment schedule set forth on attached Exhibit A.

     (b) Prepayment. The Company may at any time prepay in whole or in part the Principal Amount and any accrued and unpaid Interest thereon without penalty.

     (c) Withholding. The Sellers acknowledge that the Company may be required to withhold on payments of Interest if the Sellers do not provide the Company with properly completed and executed Forms W-9 and hereby authorize the Company to withhold as required by law.

2.       Note Subject to Stock Purchase Agreement

     This Note is expressly subject to the Stock Purchase Agreement, as amended, and the Settlement Agreement, and shall be treated as a "Promissory Note" for purposes of Article IX of the Stock Purchase Agreement.

3.       Subordination

     (a) Senior Debt. This Note and any amounts that may become due hereunder are "Junior Liabilities" as defined in that certain Subordination Agreement dated March 31, 2003, excecuted by the Holder, in favor of GE Distribution Finance (fka Transamerica Commercial Finance Corporation) and its successors and assigns ("GE"). This Note and any amounts that may become due hereunder are also be subordinate to payment of any and all of the Company's indebtedness at any time to IBM Credit Corporation (together with the Company's liabilitis to GE, the "Senior Indebtedness"). In the event the Company from time to time enters into agreements for debt financing with different lenders to provide financing which will substitute for or replace the debt financing provided by the Senior Indebtedness or the then existing successor lender, Holder agrees to subordinate Holder's rights under this Note on such terms and conditions as such substitute lender or lenders may reasonably request.

     (b) Undertaking. By its acceptance of this Note, Holder agrees to execute and deliver such additional documents relating to subordination of this Note and the relationship of the Holder to the lender of the Senior Indebtedness as may be reasonably requested from time to time by the Company or the lender of any Senior Indebtedness in order to implement, supplement, modify, or amplify the provisions of this Section 3.

4.       Transfer of Note; Restrictions on Transfer

     This Note may be transferred or assigned only with the consent of the Company. In addition, this Note may be transferred only in compliance with applicable federal and state securities laws and only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. A new Note for like Principal Amount and Interest will be issued to, and registered in the name of, the transferee. Interest and Principal Amount are payable only to the registered holder of the Note. The Holder agrees to provide a Form W-9 to the Company upon request.

5.       Events of Default

     The term "Event of Default" as used in this Note means any of the following events:

     (i) Company at any time fails to pay any payment due on this Note within fifteen (15) days after Company receives written notice from Holder that such payment is past due; or

     (ii) Company fails to make any payment of principal or interest when due on any indebtedness in excess of $50,000 owed to any creditor holding a security interest in the assets of the Company, including, without limitation, the Senior Indebtedness, which Company fails to cure within the applicable cure period; provided however, it shall not be considered a default hereunder if Company, in good faith, is withholding payment to a creditor in connection with a dispute; or

     (iii) Company is served with petition for relief under 11 U.S.C. ss. 101 et seq. or any similar federal or state statute, or an action is commenced to appoint a receiver or trustee for all or substantially all of Company's property, and Company fails to cause such proceeding to be dismissed within sixty (60) days after it is instituted against Company; or

     (iv) Company files any petition for relief under 11 U.S.C. ss. 101 et seq., or any similar federal or state statute, Company makes a general assignment of its assets for the benefit of its creditors, or Company consents to the appointment of a receiver or trustee for all or substantially all of Company's property.

6.       Miscellaneous

         6.1      Remedies

     The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

         6.2      Holder as Owner

     The Company may deem and treat the holder of record of this Note as the absolute owner for all purposes regardless of any notice to the contrary.

         6.3      No Shareholder Rights

     This Note shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights except the rights stated herein.

         6.4      Shareholders, Officers and Directors Not Liable

     In no event shall any shareholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

         6.5      Notices

     Unless otherwise provided, any notice under this Note shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth below, or at such other address as such party may designate by ten days' advance written notice to the other party given in the foregoing manner.

         If to the Holder:

                       To the address or number last furnished in writing to the Company by the Holder

         If to the Company:

                           Zones, Inc.
                           1102 15th Street, SW, Suite 102
                           Auburn, WA 98001
                           Fax:  (425) 430-3626
                           Attn:  Firoz Lalji

         6.6      Amendments and Waivers

     Any term of this Note may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder (or the Seller Representaive as provided in the Stock Purchas Agreement). Any amendment or waiver shall be binding on each future Holder and the Company.

         6.7      Governing Law; Arbitration; Jurisdiction; Venue

     This Note shall be subject to the provisions of Section 11.8 of the Stock Purchase Agreement.

         6.8      Successors and Assigns

     The terms and conditions of this Note shall inure to the benefit of and be binding on the respective successors and assigns of the parties.

         6.9      Severability

     If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note, and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                                     ZONES, INC.



                                                     By:____________________
                                                     Name:__________________
                                                     Its:___________________



AGREED AND ACCEPTED:

_________________________
 ("HOLDER")

                                    EXHIBIT A

                                Payment Schedule


---------------------------------------------------------- -------------------------------------------------------

Date                                                       Principal Amount of Payment Due
---------------------------------------------------------- -------------------------------------------------------
---------------------------------------------------------- -------------------------------------------------------

October 1, 2004
---------------------------------------------------------- -------------------------------------------------------
---------------------------------------------------------- -------------------------------------------------------

March 15, 2005
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---------------------------------------------------------- -------------------------------------------------------

April 28, 2005
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---------------------------------------------------------- -------------------------------------------------------

October 1, 2005
---------------------------------------------------------- -------------------------------------------------------
---------------------------------------------------------- -------------------------------------------------------

March 15, 2006
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---------------------------------------------------------- -------------------------------------------------------

April 25, 2006
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---------------------------------------------------------- -------------------------------------------------------

                                                    TOTAL
---------------------------------------------------------- -------------------------------------------------------